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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

The Board of Directors
DIVA Systems Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California

February 11, 1999